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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 9, 2003

                                 CASCADE BANCORP
             (Exact name of Registrant as specified in its charter)

            Oregon                    0-23322                    93-1034484
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     File Number)             Identification No.)

                               1100 NW Wall Street
                               Bend, Oregon 97701
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (541) 385-6205
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   The following exhibits are included with this Report:

            Exhibit 99.1 Press Release dated October 9, 2003.

ITEM 9. REGULATION FD DISCLOSURE

      On October 9, 2003, Cascade Bancorp announced by press release its earnings for the third quarter ended September 30, 2003, including certain forward looking statements. All of the information in the press release, appearing in Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          CASCADE BANCORP


                                      By: /s/ Gregory D. Newton
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                                          Gregory D. Newton
                                          Executive Vice President/
                                          Chief Financial Officer/Secretary

Date: 10/9/03